SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------



[X]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Ames Department Stores, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)     Title of each class of securities to which transaction applies:
        2)     Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
        4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)     Amount Previously Paid:  $
        2)     Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:

Ames Department Stores, Inc.
2418 Main Street
Rocky Hill, CT  06067-2598

Notice of Annual Meeting of Stockholders To Be Held on May 27, 1998

         The Annual Meeting of Stockholders of Ames Department Stores, Inc., a Delaware corporation (the "Company"), will be held at the Ames Corporate Headquarters, 2418 Main Street, Rocky Hill, Connecticut on Wednesday, May 27, 1998 at 10:00 a.m., to consider and act upon the following matters:

         1. the election of seven 7) directors for a term of one year or until their successor(s) have been elected and qualified;

         2. the ratification and approval of the appointment of Arthur Andersen LLP as independent certified public accountants and auditors for the Company for the fiscal year ending January 30, 1999;

         3. the approval of the Ames Department Stores, Inc. 1998 Management Stock Incentive Plan, as described in the Proxy Statement dated April 8, 1998 accompanying this Notice of Annual Meeting;

         4. the approval of an amendment to the Ames Department Stores, Inc. 1994 Non-Employee Directors Stock Option Plan to increase the number of shares included in each option grant; and

         5. the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.


         Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 1, 1998. The stock transfer books of the Company will not be closed. Accordingly, only holders of record of issued and outstanding shares of Common Stock of the Company at such time and on such date will be entitled to notice of and to vote at the Annual Meeting notwithstanding any transfer of any stock on the books of the Company thereafter. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the Ames store located at 30 Waterchase Drive, Rocky Hill, Connecticut 06067.


                                    By Order of the Board of Directors


                                    /s/ David H. Lissy
Rocky Hill, Connecticut             David H. Lissy
April 8, 1998                       Secretary



EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE. IF FOR ANY REASON YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME PRIOR TO THE CLOSE OF BALLOTING.

Ames Department Stores, Inc.
2418 Main Street
Rocky Hill, CT  06067-2598


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998
               --------------------------------------------------

General Information
-------------------

This proxy statement is furnished to holders of record of the Common Stock of Ames Department Stores, Inc. ("Ames" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on May 27, 1998 at 10:00 a.m. (the "Annual Meeting"), and at all adjournments or postponements thereof, for the purposes set forth in the accompanying notice of meeting.

The mailing address of the principal executive offices of the Company is 2418 Main Street, Rocky Hill, Connecticut 06067-2598 (telephone number 860/257-2000). The enclosed proxy and this proxy statement are first being mailed to stockholders of the Company, together with the Annual Report on Form 10-K for the fiscal year ended January 31, 1998 ("fiscal year 1997"), on or about April 13, 1998.

Holders of outstanding shares of Common Stock of record at the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. Stockholders representing a majority of the outstanding shares must be present in person or represented by proxy at the meeting for there to be a quorum for the conduct of business. For this purpose, shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on, or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to, any particular matter. Once a quorum of the stockholders is established, a plurality of the votes represented by shares of Common Stock present in person or represented by proxy at the meeting is necessary for the election of directors; the remaining proposals require approval by a majority of the outstanding shares. For voting purposes on a particular matter (as opposed to establishing a quorum), abstentions and broker non-votes will not be counted. Broker non-votes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. At the close of business on the Record Date, there were 22,675,964 shares of Common Stock, par value $.01 per share, of the Company issued and outstanding, each of which is entitled to one vote on each matter to be acted upon at the meeting.

                                     PROXIES
                                     -------

Solicitation: Proxies in the form enclosed are solicited by and on behalf of the Board of Directors of the Company. The persons named in the proxy have been designated as proxies by the Board of Directors.

Actions to be Taken under Proxy: Shares represented by properly executed proxies received by the Company will be voted at the meeting in the manner specified therein or, if no specification is made, will be voted FOR: (1) election of the seven (7) directors listed herein; (2) ratification and approval of the appointment of Arthur Andersen LLP as the independent certified public accountants and auditors for the Company for the fiscal year ending January 30, 1999; (3) the approval of the Ames Department Stores, Inc. 1998 Management Stock Incentive Plan; and (4) the approval of an amendment to the Ames Department Stores, Inc. 1994 Non-Employee Directors Stock Option Plan to increase the number of shares included in each option grant.

Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting in the discretion of the persons named in the proxy. The management of the Company is not aware of any other matters to be presented for action at the meeting.

Execution: If stock is registered in the names of two or more persons, the proxy must be signed by each of them. If stock is registered in the name of a decedent, the proxy must be signed by an executor or administrator whose title must follow his or her signature. If a stockholder is a corporation, the proxy must be signed by an executive officer whose title must be indicated.

Revocation: Any proxy given by a stockholder pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Company, addressed to David H. Lissy, Secretary, Ames Department Stores, Inc., 2418 Main Street, Rocky Hill, CT 06067-2598, or by executing another proxy bearing a later date or by voting in person at the meeting.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)
                              ---------------------

        Seven directors are to be elected at the Annual Meeting of Stockholders to hold office until the next annual meeting of stockholders or until the election and qualification of their respective successors. The Board of Directors has nominated the persons named in the table below, all of whom are currently directors of the Company.

        Unless otherwise specified in a duly executed and returned proxy, the shares voted pursuant thereto will be cast for the nominees. If, for any reason, any of the nominees should be unable to accept the nomination or election, such proxy will be voted for the election of a substitute nominee recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unable to serve as a director.

        Set forth below is certain relevant information with respect to each nominee as of March 1, 1998:

                                                                                                                 Shares of
                                                                                                  First         Common Stock
                       Name, Age, Principal Occupation,                                           Became        Beneficially
                    Business Experience and Directorships                                        Director         Owned (1)
                    -------------------------------------                                        --------       ------------
Joseph R. Ettore, age 58 .......................................................                   1994            225,000
    President, Chief Executive Officer and Director since June,
       1994.  Prior to joining Ames, he was President,  Chief Executive  Officer and  Director of Jamesway  Corporation  ("Jamesway")  from July,  1993 to
       June, 1994;  President,  Chief Operating Officer and Director of Jamesway
       in June,  1993;  Chairman  of the Board and Chief  Executive  Officer  of
       Stuarts Department Stores, Inc.  ("Stuarts") from October,  1992 to June,
       1993; and President, Chief Operating Officer and Director of Stuarts from
       October,  1989 to October,  1992. He remained a Director of Stuarts until
       May,  1994.  Jamesway  filed  for  protection  under  Chapter  11 of  the
       Bankruptcy Code ("Chapter 11") in July, 1993 and emerged from the Chapter
       11 case in January,  1995 and re-filed for protection under Chapter 11 in
       October,  1995.  Stuarts  filed under  Chapter 11 in  December,  1990 and emerged  from the  Chapter  11 case in  October,  1992 and  re-filed  for protection under Chapter 11 in May, 1995.

Francis X. Basile, age 66 ......................................................                   1992            16,000
    Currently retired.  Until January, 1992, he was Chairman and Chief Executive
       Officer of the CIT Group/Factoring, Inc.  Prior to his retirement, he was
       also  a  Director  and   Chairman  of  the  National  Commercial  Finance
       Association and a member of its Executive Committee.

                                                                                                                 Shares of
                                                                                                  First         Common Stock
                       Name, Age, Principal Occupation,                                           Became        Beneficially
                    Business Experience and Directorships                                        Director         Owned (1)
                    -------------------------------------                                        --------       ------------
Paul Buxbaum, age 43 ...........................................................                   1992*           16,000
    President of Buxbaum, Ginsberg & Associates,  a nationwide retail consulting company.  He is also  a  Director  of  Richmond Gordman 1/2 Price Stores,
       Lamonts Apparel, Inc. and formerly a Director of Herbalife International,
       Inc.

Alan Cohen, age 61 .............................................................                   1992            15,000
    Chairman of Alco Capital Group, Inc., et al., a diversified financial service and investment company, since 1975, and Chief Executive
       Officer of Russ Toggs, Inc., since November, 1993. He is also Chairman of the Board of Alco Cadillac-Pontiac Sales Corp.,  and  formerly  served as court-appointed  trustee  of  Tower  Financial  Corporation  and as Chief
       Executive Officer of Health-Tex, Inc.

Richard M. Felner, age 62 ......................................................                   1994            18,500
    Head of Richard M. Felner Associates,  a  consulting  firm  specializing  in retail and commercial real estate,  since 1991. From 1985 to 1991, he was
       Vice President of Real Estate and Corporate  Development,  and  Director,
       of Worths  Stores  Corporation,  a subsidiary of Reitmans Ltd.,  Canada's largest women's apparel retailer.

Sidney S. Pearlman, age 66 .....................................................                   1992            18,000
    Currently retired. He was formerly Senior Vice President/General Merchandise
       Manager of Younkers, Inc. from 1987  to  March, 1991.  He  has  extensive
       retail  experience,   having  served  as  president  of  three  different
       department store chains.

Laurie M. Shahon, age 46 .......................................................                   1995             8,500
    Since January, 1994, President of Wilton Capital Group which makes principal investments in later-stage  venture  capital  companies and  medium-sized
       management  buyouts.   She  was  previously  Managing  Director  of  '21'
       International Holdings, Inc., a private holding company, from April, 1988 to December, 1993. She is also a Director of Arbor Drugs, Inc., One Price
       Clothing Stores, Inc. and Homeland Holding Corporation.

---------------

(1) As used herein, "beneficial ownership" means the sole or shared power to vote or invest either Common Stock or Warrants, or the right to acquire Common Stock or Warrants within sixty (60) days (e.g., through the exercise of stock options).
       Each director has sole voting and investment power in the shares listed.

       * Chairman of the Board of Directors since July, 1993.


The Board of Directors unanimously recommends a vote FOR each of these nominees. Your proxy will be so voted unless you specify otherwise.

                          Board Meetings and Committees
                          -----------------------------

        During fiscal year 1997, the Board of Directors held six (6) meetings. With the exception of Mr. Cohen, none of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which they were members during fiscal year 1997.

        During fiscal year 1997, the Board of Directors had an Audit Committee comprised of Messrs. Cohen (Chairman), Basile and Buxbaum, a Compensation Committee comprised of Ms. Shahon (Chairman) and Messrs. Buxbaum and Pearlman, and a Corporate Governance Committee comprised of Messrs. Felner (Chairman), Pearlman and Ms. Shahon. The Audit Committee is responsible for recommending the appointment of independent accountants and for reviewing the audit reports and fees of the Company's independent public accountants. The Compensation Committee is responsible for recommending the compensation to be paid to the Company's executive officers, and the amount of and the persons to whom stock options should be granted by the Company. The Corporate Governance Committee is responsible for reviewing board structure and process in order to facilitate board oversight of management, representation of stockholder interests, and the performance of other self-determined board functions and duties under applicable law. During fiscal year 1997, there were three (3) formal meetings and numerous other conversations held by the Compensation Committee. The Audit Committee met two (2) times during fiscal year 1997; at each of these meetings, the Audit Committee was joined by other outside directors. The Corporate Governance Committee met formally two (2) times and had numerous other conversations during fiscal year 1997.


                            Compensation of Directors
                            -------------------------

        Ames directors who are not full-time Ames employees (the "Outside Directors") receive $40,000 in director's fees ($80,000 per year for the Chairman) and are reimbursed for their expenses. Directors are also compensated at the rate of $10,000 per year for up to four meetings for each committee on which they serve and $2,500 for each additional committee meeting.

        Pursuant to the Company's 1994 Non-Employee Directors Stock Option Plan (the "Non-Employee Plan") which was approved by the Company's stockholders on May 24, 1995, Ames directors who are not full-time Ames employees may be granted options to purchase Common Stock of the Company. The exercise prices of the options are equal to the fair market value of the Common Stock on the date of grant. The options become exercisable in full six months after date of grant. As of January 31, 1998, Messrs. Basile, Buxbaum, Cohen and Pearlman had been granted 15,000 options each and Mr. Felner and Ms. Shahon had been granted 7,500 options each. Effective on the date of each annual meeting of stockholders of the Company commencing with the 1996 Annual Meeting, each non-employee director of the Company then in office will be granted options to purchase 2,500 shares with the date of grant to be the date of such meeting. All options terminate ten years after date of grant. See "APPROVAL OF AMENDMENTS TO 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN (Proposal No. 4)" for information concerning proposed amendments to the Non-Employee Plan to increase the amount of each grant thereunder to 7,500 options to purchase shares.

                             Executive Compensation
                             ----------------------

        The following table sets forth each item of compensation paid, earned or awarded over each of the preceding three years to the Chief Executive Officer and the four other most highly paid executive officers serving at January 31, 1998, and to John F. Burtelow, who would qualify for such disclosure if he had not resigned his position effective January 3, 1998.


                                       SUMMARY COMPENSATION TABLE

                                                                               Long-Term Compensation
                                                                          -------------------------------
                                              Annual Compensation                Awards
                                          ----------------------------    ---------------------   Payouts
                                                                 Other    Restricted     (#)      -------      All
                               Fiscal                           Annual      Stocks     Options/    LTIP       Other
Name & Principal Position       Year       Salary    Bonus(a)    Comp.     Awards(b)   SARs(c)    Payouts    Comp.(d)
--------------------------     ------     --------   --------   ------    ----------   ---------  -------    --------

Joseph R. Ettore                1997      $866,346   $425,000      (f)     $  -0-        -0-          -0-    $39,589
 President & Chief              1996       815,385    575,000      (f)        -0-      300,000(g)     -0-     39,938
 Executive Officer              1995       750,000      -0-        (f)      206,250      -0-          -0-     36,530

Denis T. Lemire                 1997       369,712    150,000      (f)        -0-        -0-          -0-      7,860
 Executive Vice President,      1996       324,038    140,000      (f)        -0-       59,000        -0-      6,017
 Merchandising                  1995       300,000      -0-       33,200     96,250    -0-            -0-      1,507

John F. Burtelow                1997(h)    276,673      -0-        (f)        -0-        -0-        -0-      295,896
 Executive Vice President,      1996       278,597    112,200      (f)        -0-        9,000        -0-      4,456
 Chief Financial Officer        1995       263,462      -0-        (f)       96,250(e) -0-            -0-      1,219

Eugene E. Bankers               1997       240,161     96,000      (f)        -0-        -0-          -0-      6,833
 Senior Vice President,         1996       224,473     90,853      (f)        -0-        6,300        -0-      8,016
 Marketing                      1995       216,361      -0-        (f)       68,750      -0-          -0-      7,677

David H. Lissy                  1997       231,183     91,783      (f)        -0-        -0-          -0-      6,559
 Senior Vice President,         1996       220,193     88,679      (f)        -0-        6,300        -0-      6,881
 General Counsel and            1995       214,947      -0-        (f)       68,750      -0-          -0-      6,445
 Corporate Secretary

Richard L. Carter               1997       223,853     88,729      (f)        -0-        -0-          -0-      7,806
 Senior Vice President,         1996       205,634     71,788      (f)        -0-        6,300        -0-      5,746
 Human Resources                1995       206,746      -0-        (f)       68,750      -0-          -0-      5,667

---------------
(a) Represents certain signing bonuses and bonuses earned under the Annual Incentive Compensation Plan (see below).

(b) Pursuant to the 1995 Long Term Incentive Plan (the "Long Term Plan"; see below), a total of 345,000 shares of Restricted Stock in the aggregate has been awarded to the Chief Executive Officer and to each Executive Vice President and each Senior Vice President. The dollar value of the Restricted Stock award shown in the table was calculated by multiplying the share price of the Company's Common Stock on the date of the award by the number of shares awarded. As of January 31, 1998, a total of 310,000 shares of the Restricted Stock that had been awarded under the Long Term Plan remained outstanding and unvested. The total aggregate value of these shares was $4,456,250, based on a market price of the Company's Common Stock of $14.375 as of January 31, 1998.

(c) Stock Options were granted to certain members of management pursuant to the 1994 Management Stock Option Plan (see below).

(d) Represents the Company's matching contributions under the Retirement and Savings Plan (see below), excess paid life insurance; and for J. Ettore, $31,629, $31,943 and $28,761 of paid disability and life insurance coverage in fiscal years 1997, 1996 and 1995, respectively; and for J. Burtelow, includes the Cash Payment (see "Long Term Incentive Plan Awards" below) of 50% of the Fair Market Value of the Restricted Stock as of the accelerated vesting date.

(e) Represents the value of 35,000 shares as of the date of grant. Upon Mr. Burtelow's resignation, the Compensation Committee of the Board of Directors accelerated the March 22, 1998 vesting date to January 2, 1998. As of January 2, 1998, the value of these shares was $586,250 based on a market price of the Company's Common Stock of $16.75.


(f) Represents a car allowance and, for J. Ettore and D. Lemire, a living allowance that for each executive except D. Lemire in fiscal year 1995 aggregated to less than the lesser of $50,000 or 10% of the individual executive's total salary and bonus.

(g) Represents 300,000 options granted to J. Ettore pursuant to an employment contract which is more fully described below. The grant is subject to stockholder approval of the 1998 Management Stock Incentive Plan. In the event such approval is not obtained, the employment contract provides, with certain restrictions, that Mr. Ettore will be entitled to a cash payment based on the increase in the price of the Company's Common Stock over and above $2.00 per share through the end of the Term of Employment as described below.

(h)    Resigned effective January 3, 1998.

Option Grants in Last Fiscal Year
---------------------------------

        There were no stock options or Stock Appreciation Rights (SARs) granted to the named executive officers during fiscal year 1997.

        Pursuant to the 1994 Management Stock Option Plan (the "1994 Option Plan"), the Company may grant options with respect to an aggregate of up to 1,700,000 shares of Common Stock, with no individual optionee to receive in excess of 200,000 shares of Common Stock upon exercise of options granted under the 1994 Option Plan. During fiscal year 1997, options with respect to a total of 61,100 shares of Common Stock were issued to certain members of management. After certain terminations and exercises, options with respect to a total of 839,180 shares of Common Stock were outstanding as of January 31, 1998. The exercise prices of the options are equal to the fair market value of the Common Stock on the date the options were granted. Except as noted below, one-third of the shares underlying the options may be purchased annually for each of three years, beginning one year from the grant date. For options granted to J. Ettore in June, 1994, one-fifth of the shares underlying the options may be purchased annually for each of five years, beginning one year after the grant date. For options granted to J. Ettore in July, 1996, once stockholder approval has been obtained, the shares underlying the options may be purchased immediately. For all options granted on May 21, 1996 and all options granted after May 1, 1997, 100% of the shares underlying the options may be purchased one year after the grant date. The unexercised portion of the options granted under the 1994 Option Plan will terminate upon the expiration of five years from the grant date, except as follows: the options granted to J. Ettore in June, 1994 terminate six years from grant date; and the options granted to D. Lemire in August, 1996 terminate ten years from grant date.


Aggregated SAR Exercises in Last Fiscal Year and FY-End SAR/Option Values
-------------------------------------------------------------------------

       The table below discloses information regarding aggregated exercises of stock options and SARs by the named executive officers during fiscal year ("FY") 1997 and stock options and SARs held by the named executive officers as of January 31, 1998. There were no stock options or SARs repriced during FY 1997.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End SAR/Option Values

                                                             # of Shares                  Value of
                                                             Underlying                Unexercised
                                                            Unexercised                In-the-Money
                                                            SARs/Options               SARs/Options
                                                             at 1/31/98                at 1/31/98($)
                           (#)Shares     ($) Value          Exercisable /              Exercisable /
       Name                Exercised     Realized(b)        Unexercisable              Unexercisable
------------------         ---------     -----------     ------------------      ------------------------
Joseph R. Ettore              -0-         $  -0-         120,000/380,000(a)      $1,275,000/$4,523,500(a)
Denis T. Lemire              10,000         38,125        45,667/ 33,333            522,506/   401,829
John F. Burtelow             39,000        434,320          -0- /  -0-                -0-  /     -0-
Eugene E. Bankers             -0-            -0-          27,300/  -0-              268,412/     -0-
David H. Lissy               75,000        443,236        27,300/  -0-              268,412/     -0-
Richard L. Carter            10,000         47,939        17,300/  -0-              161,098/     -0-

---------------
       (a) Includes 300,000 options granted to J. Ettore pursuant to an employment contract which is more fully described below. The grant is subject to stockholder approval of the 1998 Management Stock Incentive Plan. In the event such approval is not obtained, the employment contract provides, with certain restrictions, that Mr. Ettore will be entitled to a cash payment based on the increase in the price of the Company's Common Stock over and above $2.00 per share through the end of the Term of Employment as described below.


       (b) Dollar value realized represents the number of options exercised multiplied by the difference between the market price of the Company's Common Stock at date of exercise and the strike price of the options for all individuals except for Mr. Lissy who exercised SARs. The value realized on Mr. Lissy's SARS was calculated using the method described in the following paragraph.


        In connection with the plan of reorganization, SARs exercisable only for cash, equivalent to 1.2 million shares of the new Common Stock were granted to certain members of management and key employees as compensation for their efforts in restructuring Ames and enabling it to emerge from Chapter 11. All such SARs expired as of December 30, 1997. Each SAR entitled the recipient upon exercise to receive in cash the excess of (a) the average closing price of a share of Common Stock during the ten trading days prior to the exercise date over (b) $2.96. During fiscal year 1997, a total of 166,683 SARs were exercised.


Long Term Incentive Plan Awards
-------------------------------

        There were no awards of Restricted Stock (as defined below) to the named executive officers during fiscal year 1997.

        The Company's 1995 Long Term Incentive Plan (the "Long Term Plan") was approved by the stockholders on May 24, 1995. The purpose of the Long Term Plan is to promote the long term success of the Company by affording certain officers with an opportunity to acquire an ownership interest in the Company in order to incentivize such persons and to align their financial interests with the stockholders of the Company. Pursuant to the Long Term Plan, the Company may make awards ("Awards") of an aggregate of up to 500,000 shares of Common Stock that are subject to restrictions on transfer thereof ("Restricted Stock") and a cash payment (a "Cash Payment") in an amount up to 50% of the Fair Market Value (as defined in the Long Term Plan) of the Restricted Stock determined as of, and paid on, the third anniversary of the date of grant (the "Vesting Date"). The Cash Payment is intended to defray a substantial portion of an Award recipient's Federal and State income tax liabilities on the Award (including the Cash Payment) in order to allow the recipient to receive the Restricted Stock substantially free and clear on the Vesting Date.

        The Company officers eligible for Awards under the Long Term Plan are the Chief Executive Officer, each Executive Vice President and each Senior Vice President. The Compensation Committee administers the Long Term Plan. To date, 345,000 shares have been awarded, and as of March 22, 1998, 245,000 shares in the aggregate had vested, and 100,000 shares remain unvested.


Annual Incentive Compensation Plan
----------------------------------

        The Company has an Annual Incentive Compensation Plan (the "Annual Bonus Plan") that is subject to annual review by the Compensation Committee and the Board of Directors. The Annual Bonus Plan provides annual incentive cash bonuses based on the achievement of the Company's financial goals for the year (as well as customer service goals for store and field management). Pursuant to the Annual Bonus Plan, bonuses for fiscal year 1997 will be paid in May, 1998. Participants must be active Ames employees at the time the bonus payments are made to earn a bonus.


Retirement and Savings Plan
---------------------------

        The Company has a defined contribution retirement and savings plan (the "Retirement and Savings Plan") that is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. Employees who have reached the age of 21 are eligible to participate after one year of service provided they have completed at least 1,000 hours of service in a 12-month period. For each participant's contribution (up to a maximum of 5% of such participant's total compensation), the Company contributes to the Retirement and Savings Plan an amount equal to 50% of such contribution. A participant may contribute to the plan from 1% to 18% of annual compensation on a pre-tax or after-tax basis, or a combination of both. Participants who terminate their employment with the Company are entitled to receive the full amount of their contributions and, depending on the length of the participant's service to Ames, a portion of the Company's matching contributions.

        The following table sets forth as to the named executive officers (those listed in the Summary Compensation Table), and all other officers and employees of Ames as a group, the aggregate matching contributions by Ames under the Retirement and Savings Plan during fiscal year 1997:

                                                             Aggregate Matching
                                                                Contributions
                                                             ------------------
            Joseph R. Ettore...............................     $    4,750
            Denis T. Lemire................................          5,940
            John F. Burtelow...............................          1,483
            Eugene E. Bankers..............................          3,624
            David H. Lissy.................................          4,500
            Richard L. Carter..............................          6,563
            All other employees and officers...............     $2,826,839


Retirement Plan
---------------

        Ames has an unfunded Retirement Plan for Officers/Directors (the "Retirement Plan"). It provides that every person who is employed by Ames when he or she retires, dies or becomes disabled and who serves as both a full-time officer and a director of Ames and has completed five years of service, not necessarily consecutive, in both of these capacities, is eligible for benefits under the Retirement Plan.

        Benefits under the Retirement Plan are payable upon termination of employment due to retirement, death or disability. The annual benefit is equal to two-thirds of the participant's average annual base salary during the five-year period of highest compensation preceding such termination of employment. The maximum annual benefit under the Retirement Plan is $100,000, reduced by an amount equal to certain of such participant's annual Social Security benefits. Each participant in the Retirement Plan is entitled to benefits for a period of 10 years. Upon the earlier death of the participant, at the Company's option, the future payments as scheduled or the then present value of all unpaid benefits would be paid to the participant's estate. Joseph Ettore, current President, Chief Executive Officer and Director, potentially qualifies for benefits under this plan. As of January 31, 1998, Mr. Ettore had completed approximately forty-four months of credited service as a full-time officer and director of Ames. No payments were made under this plan in fiscal year 1997.


                  Employment Contracts, Termination, Severance
                       and Change-in-Control Arrangements
                  --------------------------------------------

Employment Contracts
--------------------

        Set forth below are descriptions of the material features of the employment contracts between the Company and Joseph R. Ettore, President and Chief Executive Officer, and Denis T. Lemire, Executive Vice President-Merchandising.

        The Company is party to an employment agreement with Joseph Ettore dated June 1, 1996 and expiring May 31, 1999 (the "Ettore Agreement"), pursuant to which Mr. Ettore serves as President and Chief Executive Officer of the Company. Under the Ettore Agreement, Mr. Ettore is entitled to a base salary of $850,000 per year; an annual bonus if earned under the Company's Annual Bonus Plan; a signing bonus of $150,000 (paid in June 1996); an option to acquire 300,000 shares of Common Stock (with an option date grant of July 11, 1996), such grant of options is subject to approval by the Stockholders of the Company no later than its annual meeting to be held in May 1998; in the event such approval is not obtained, Mr. Ettore will receive a cash payment based on the increase in the price of the Company's Common Stock over and above $2.00 per share through the end of the Term of Employment (as such term is defined in the Ettore Agreement); a bonus of $450,000 payable at the end of the Term of Employment; a living allowance of $48,000 per year; and other compensation and benefits in effect from time to time for the Company's senior executive officers.

        During the term of the Ettore Agreement, the Company is required to reimburse Mr. Ettore $12,000 per year for the cost of maintaining a policy insuring the life of Mr. Ettore with a face amount of $500,000 and to provide additional life insurance in the face amount of $500,000. During the term of the Ettore Agreement, the Company shall also maintain a disability insurance policy which shall pay Mr. Ettore 60% of his base salary during any period of disability up to age 65. In addition, the Company shall maintain customary directors' and officers' liability insurance for Mr. Ettore if such insurance is available to the Company at reasonable costs.

        In the event that Ames terminates the employment of Mr. Ettore without cause (as such term is defined in the Ettore Agreement) Mr. Ettore will be entitled to (a) his base salary for the remaining term of the Ettore Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination (or, if applicable, receipt of the cash payment in lieu of options); and (d) coverage under the Company's medical plan for one year after the date of termination. In the event that the employment of Mr. Ettore is terminated by the Company for cause, or if he terminates his agreement other than as specifically contemplated in the Ettore Agreement in connection with a change in control (as such term is defined in the Ettore Agreement) of the Company, he shall receive no further compensation or other benefits under the Ettore Agreement except for any amounts to which he was entitled prorated to the effective date of termination. In the event that there is a change of control and Mr. Ettore terminates employment by providing three months' prior written notice thereof to the Company (given within 30 days of the change in control), he shall be entitled to the same termination entitlement as listed above for termination without cause.

        The Company is party to an employment agreement with Denis Lemire dated August 1, 1996 expiring July 31, 1999 (the "Lemire Agreement"), pursuant to which Mr. Lemire serves as Executive Vice President, Merchandising of the Company. Under the Lemire Agreement, Mr. Lemire is entitled to an initial base salary of $350,000 per year increasing to $400,000 per year over the term of the contract; an annual bonus under the Company's Annual Bonus Plan; a sign-on bonus of $75,000 payable at the end of the Term of Employment (as such term is defined in the Lemire Agreement); an option to acquire 50,000 shares of Common Stock under the 1994 Option Plan; a living allowance of $18,000 per year; and other compensation and benefits in effect from time to time for the Company's senior executive officers.

        In the event that Ames terminates the employment of Mr. Lemire without cause (as such term is defined in the Lemire Agreement), Mr. Lemire shall be entitled to (a) his base salary for the remaining term of the Lemire Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination; and (d) coverage under the Company's medical plan for one year after the date of termination. In the event that the employment of Mr. Lemire is terminated by the Company for cause, or if he terminates his agreement, he shall receive no further compensation or other benefits under the Lemire Agreement except for any amounts to which he was entitled prorated to the effective date of termination.

        John F. Burtelow, who had served as Executive Vice President-Chief Financial Officer, resigned as of January 3, 1998. The Compensation Committee of the Board of Directors accelerated the vesting of Mr. Burtelow's 35,000 shares of Restricted Common Stock such that they vested as of January 2, 1998.


Income Continuation Plan
------------------------

        The named executive officers of Ames (those listed in the Summary Compensation Table), except for Mr. Ettore and Mr. Lemire who have separate contracts (see above), participate in an Income Continuation Plan ("ICP"), which guarantees up to one year's salary in the event of termination other than for cause. Certain other officers of Ames also participate in the ICP.


Key Employee Continuity Benefit Plan
------------------------------------

        Ames has a Key Employee Continuity Benefit Plan (the "Continuity Plan") that covers all officers (Vice President and above) and certain other employees of Ames. If the employment of any participant in the Continuity Plan is terminated by the Company other than for death, disability, cause (as defined in the Continuity Plan) or by the participant for good reason (as defined in the Continuity Plan) within 18 months after a change of control of Ames, the participant will receive a lump sum cash severance payment. The severance payment is 2.99 times Base Compensation for the President and Executive Vice Presidents, 2 times Base Compensation for Senior Vice Presidents and selected Vice Presidents, and 1 times Base Compensation for other Vice Presidents. Base Compensation is defined generally as the sum of the participant's annual base compensation in effect immediately prior to the participant's termination plus one-third of the value of the cash and stock bonuses paid to the participant during the 36 months ending on the date of termination. For purposes of the Continuity Plan, a change of control includes, but is not limited to, the acquisition by any person of beneficial ownership of 20% or more of the Company's outstanding voting securities or the failure of the individuals who constituted the Board of Directors at the beginning of any period of 12 consecutive months to continue to constitute a majority of the Board during such period.

      Additional Information with respect to Board of Directors Interlocks and Insider Participation in Compensation Decisions
      --------------------------------------------------------------------

        Joseph Ettore has been a member of the Board of Directors and an executive officer of the Company since June, 1994. However, he did not participate as a Board member in Board deliberations in fiscal year 1997 relating to his own executive compensation.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that would otherwise incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee's Report on Executive Compensation and the Performance Graph that follow below shall not be incorporated by reference into any such filings.


          The Compensation Committee's Report on Executive Compensation
          --------------------------------------------------------------

        The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for recommending to the full Board of Directors (the "Board") the compensation to be paid to the Company's principal executive officers, including the Chief Executive Officer ("CEO"), the persons to whom and the amount in which stock options should be granted by the Company under the Company's 1994 Management Stock Option Plan and the persons to whom shares of Restricted Stock should be awarded by the Company under the Long Term Plan. As previously described, the Company currently has employment contracts with Joseph
R. Ettore,  CEO, and Denis T. Lemire,  Executive Vice President,  Merchandising.
Set forth below is a report submitted by the Committee regarding the compensation policies for fiscal year 1997, as they related to the Company's principal executive officers, including the CEO.


Compensation Policies
---------------------

        In April of each year, the Committee reviews management's proposed annual salaries for principal executive officers for the remainder of the new fiscal year and the beginning of the next fiscal year. In determining whether to accept management's proposed salaries, or recommend different salaries, the Committee considers a number of factors, including but not limited to the following: (1) the Company's financial performance for the prior fiscal year, including whether the Company had a net profit or loss, the amount thereof, the reasons for such performance, and whether such performance was primarily as a result of the executive officers' performance, or whether the performance might have related to unforeseen events or events not in the executives' control; and
(2) the extent to which an executive officer achieved certain objectives in his or her area of primary responsibility that might have been set in the prior fiscal year, or otherwise made a significant contribution to the Company. The Committee believes that an important factor in attracting and motivating Ames' executive officers is to ensure that the compensation paid to such individuals is competitive with that paid by comparable companies. In its review of management's proposed goals under the Annual Bonus Plan for a fiscal year, the Committee utilizes criteria similar to that which it uses in reviewing annual salaries.

        In considering the grant of stock options to employees, including the Company's principal executive officers, the Committee considers the responsibility level of the position, job performance and salary level, and reviews the long-term objectives of management and the Board.

Fiscal Year 1997 Executive Compensation
---------------------------------------

        Employing its compensation review factors described above, the Committee recommended to the Board that management's salary recommendations for its senior executives and the recommendations for eligible participants in, and the Company's goals for, the Annual Bonus Plan for the fiscal year ending January 31, 1998 be adopted.

        In accepting the salary recommendations for those executive officers who had served in the prior year, the Committee noted that management's recommended salaries were, for the principal executive officers, slightly higher in the aggregate than the previous year's salaries. The Committee specifically considered that in Fiscal 1996 the Company had increased income before store closing charges and property gains by $26.4 million and, in addition, continued to take measures to enhance profitability in future years.

        The Committee approved the grants of stock options to certain members of management in fiscal year 1997 pursuant to the 1994 Option Plan that was approved by stockholders in June, 1994. The purpose of the 1994 Option Plan is to provide certain key employees of the Company an opportunity to acquire an ownership interest in the Company and thereby create in such employees an increased interest in and greater concern for the welfare of the Company, to retain their continued employment, and to secure and retain the services of persons capable of filling key positions with the Company. Such options were granted during fiscal year 1997 with an exercise price equal to the market price of the Common Stock on the date of grant, so that individuals receiving such grants benefit only if stockholders benefit through appreciation in the post-grant value of Ames shares.

        Early in fiscal year 1998, the Committee also recommended to the Board of Directors the establishment of a 1998 Management Stock Incentive Plan (the "1998 Incentive Plan").



                                               The Compensation Committee

                                               Laurie M. Shahon, Chairman
                                               Paul M. Buxbaum
                                               Sidney S. Pearlman

                                Performance Graph
                                -----------------

        The following graph compares the changes in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Stock Market Index (U.S. Companies) and the cumulative total return of the NASDAQ Retail Stock Index during the preceding five fiscal years ended January 31, 1998. The comparison assumes $100 was invested on January 29, 1993 in the Company's Common Stock and in each of the foregoing indices.




















                                                1/29/93      1/28/94      1/27/95     1/26/96    1/25/97    1/31/98
                                                -------      -------      -------     -------    -------    -------

Ames Department Stores, Inc.                      $100          $65          $67         $36       $165       $371

CRSP Index for NASDAQ Stock Market
  (U.S. Companies)                                $100         $114         $110        $152       $201       $240

CRSP Index for NASDAQ Retail Companies            $100         $108          $96        $105       $134       $154


                 Security Ownership of Certain Beneficial Owners
                 -----------------------------------------------

        Through March 31, 1998, Ames is aware of two public filings reflecting beneficial ownership of more than 5% of the total outstanding shares of the Common Stock on the Record Date. Nicholas-Applegate Capital Management, LP ("NACM") of 600 West Broadway, 29th Floor, San Diego, CA 92101, has filed a
Schedule 13G with the Securities and Exchange Commission indicating that NACM had beneficial ownership of 1,285,900 shares of the Company's Common Stock, or 5.7% of the total shares of Common Stock. Kennedy Capital Management, Inc. ("KCM") of 10829 Olive Blvd., St. Louis, MO 63141, has filed a Schedule 13G with the Securities and Exchange Commission indicating that KCM had beneficial ownership of 1,145,750 shares of the Company's Common Stock, or 5.1% of the total shares of Common Stock.

                        Security Ownership of Management
                        --------------------------------
        As of March 2, 1998, the Company's directors and officers as a group were beneficial owners of 1,001,099 shares of the Common Stock. As used herein, "beneficial ownership" means the sole or shared power to vote or invest either Common Stock or Warrants, or the right to acquire Common Stock or Warrants within sixty (60) days.

        The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, which may at a subsequent date result in a change of control of the Company.

        Listed below are the number of shares of Common Stock beneficially owned by the named executive officers (those listed in the Summary Compensation Table) and all executive officers as a group as of March 2, 1998:

                                                           Total
                                                         Shares of
                        Shares of       Exercisable     Common Stock    Percent
    Name of            Common Stock        Stock        Beneficially      of
Beneficial Owner         Owned (a)       Options (b)        Owned         Class
----------------       ------------     -----------     ------------    -------
J. Ettore............     105,000         120,000        225,000 (c)      1.0%
D. Lemire............      40,000          45,667         85,667          0.4%
E. Bankers...........      25,500          27,300         52,800          0.2%
D. Lissy.............      25,200          27,300         52,500          0.2%
R. Carter............      35,000          17,300         52,300          0.2%

Executive Group as
a whole, including
the above............     389,800         315,267        705,067          3.1%

---------------
         (a) Each named executive, except for Mr. Lissy who holds 200 of his shares jointly with his wife, has sole voting and investment power in the shares listed. Includes Restricted Stock awarded under the Long Term Plan.

         (b) Represents shares of Common Stock that may be acquired within 60 days through the exercise of stock options under the 1994 Management Stock Option Plan.

         (c) Excludes 300,000 options granted to J. Ettore pursuant to an employment contract which is more fully described herein. The grant is subject to stockholder approval of the 1998 Management Stock Incentive Plan. In the event such approval is not obtained, the employment contract provides, with certain restrictions, that Mr. Ettore will be entitled to a cash payment based on the increase in the price of the Company's Common Stock over and above $2.00 per share through the end of the Term of Employment.


                     Transactions with Management and Others
                     ---------------------------------------

        Mr. Ettore's brother-in-law is principal and partner of Tri-Star Apparel (f/k/a/ Four Star Apparel) a supplier to the Company. The Company did business with Four Star Apparel prior to Mr. Ettore joining the Company. In fiscal year 1997, in the normal course of business, the Company purchased approximately $1.5 million of merchandise from Tri-Star Apparel.

         Since 1996, Mr. Buxbaum has owned a 50% equity interest in Dealco, Inc., an entity that assists the Company in identifying opportunities for close-out and other off price purchases in exchange for commissions equal to 3.0% (subject to reduction based on volume) of the purchase price of such merchandise. In fiscal year 1997, the Company paid approximately $55,423 in commissions to Dealco, Inc.

        To the knowledge of Ames, there were no other related transactions or business relationships, with directors or executive officers of Ames during fiscal year 1997, or any currently proposed, that would require disclosure.


      Compliance with Section 16(a) of the Securities Exchange Act of 1934
      --------------------------------------------------------------------

        Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NASDAQ Exchange. Additionally, Item 405 of regulation S-K under the Act requires the Company to identify in its proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years.

        To the knowledge of Ames, there was no director or officer reporting delinquencies, with the exception of an inadvertent untimely reporting on Form 4 by Richard L. Carter regarding an exercise of options.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (Proposal No. 2)
               ---------------------------------------------------

        Upon recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending January 30, 1999, subject to ratification by stockholders at the Annual Meeting. It is intended that, unless otherwise directed by the stockholders, proxies will be voted for the ratification and approval of this appointment. A member of the firm of Arthur Andersen LLP will be present at the meeting to make such statements as that firm may desire and to answer questions by stockholders.

        The Board of Directors unanimously recommends a vote FOR the appointment of the named auditors. Your proxy will be so voted unless you specify otherwise.


                APPROVAL OF 1998 MANAGEMENT STOCK INCENTIVE PLAN
                                (Proposal No. 3)
                ------------------------------------------------

        The Board of Directors of the Company has approved the 1998 Management Stock Incentive Plan (the "1998 Incentive Plan"), subject to the approval by the Company's shareholders at this Annual Meeting. A description of the material features of the 1998 Plan are set forth below.

        The Board of Directors unanimously recommends a vote FOR the adoption of the 1998 Incentive Plan. Your proxy will be so voted unless you specify otherwise.

BACKGROUND
----------

         The 1998 Incentive Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees of the Company and any of its subsidiary corporations now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of stock or to receive monetary payments based on the value of such shares pursuant to the Awards described herein. Furthermore, the 1998 Incentive Plan is intended to assist in aligning the interests of the Company's key employees with those of its stockholders.

         The Company has employed the 1994 Option Plan for the purposes of attracting, retaining and motivating key employees. As of March 1, 1998, there were only 80,000 shares of Common Stock remaining available for the grant of options under the 1994 Option Plan. Prior to proposing the 1998 Incentive Plan, the Company retained an outside corporate compensation consultant to reevaluate the Company's executive compensation policies. After a thorough process involving competitive analyses, review of proprietary and proxy information, and deliberations by the Compensation Committee of the Board of Directors (the "Committee"), the Committee adopted and the Board of Directors ratified, subject to stockholder approval, the 1998 Incentive Plan.

         In structuring the 1998 Incentive Plan, the Committee sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the 1998 Incentive Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key employees. The flexibility of the 1998 Incentive Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. Many other companies have addressed these same issues in recent years and have adopted this type of flexible plan. The 1998 Incentive Plan grants the Committee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

         The following summary of the 1998 Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the 1998 Incentive Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

SHARES AVAILABLE
----------------

         The 1998 Incentive Plan provides for the grant of any or all of the following types of benefits: 1) stock options including incentive stock options and non-qualified stock options; 2) stock awards, including restricted stock; 3) performance awards; and 4) stock units (collectively, "Awards"), and makes available for Awards an aggregate amount of 1,800,000 shares of Common Stock, subject to certain adjustments. During the term of the 1998 Incentive Plan, the maximum number of shares of Common Stock with respect to which Awards may be granted (or measured) to any individual participant may not exceed 300,000. Any shares of Common Stock subject to a stock option which for any reason is cancelled or terminated without having been exercised, and subject to limited exceptions, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part of full payment for the exercise of a stock option shall again be available for Awards under the 1998 Incentive Plan.

ADMINISTRATION
--------------

         The 1998 Incentive Plan provides for administration by a committee (the "Administration Committee") appointed by the Board of Directors from among its members (which will be the Committee), which shall be, unless otherwise determined by the Board of Directors, comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Administration Committee is authorized, subject to the provisions of the 1998 Incentive Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 1998 Incentive Plan and to make such determinations and interpretations and to take such action in connection with the 1998 Incentive Plan and any Awards granted thereunder as it deems necessary or advisable. Thus, among the Administration Committee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Awards, and determine the form, amount and other terms and conditions of Awards. The Administration Committee also has the power to modify or waive restrictions on Awards, to amend Awards and to grant extensions and accelerations of Awards.


ELIGIBILITY FOR PARTICIPATION
-----------------------------

         Key employees of the Company or any of its subsidiaries are eligible to participate in the 1998 Incentive Plan. The selection of participants from eligible key employees is within the discretion of the Administration Committee. All employees are currently eligible to participate in the 1998 Incentive Plan.

TYPES OF AWARDS
---------------

         The 1998 Incentive Plan provides for the grant of any or all types of Awards. Awards may be granted singly, in combination, or in tandem as determined by the Administration Committee. Stock awards, performance awards and stock units may, as determined by the Administration Committee in its discretion, constitute Performance-Based Awards, as described below.

STOCK OPTIONS
-------------

         Under the 1998 Incentive Plan, the Administration Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be either incentive stock options, qualifying for special tax treatment, or non-qualified options. The Administration Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted. In the case of incentive stock options granted to any holder of capital stock of the Company (or any subsidiary or parent corporation) representing 10% or more of the voting power of the Company (or any subsidiary or parent corporation), the exercise price shall not be less than 110% of the fair market value of the Common Stock on the date the stock option is granted and the exercise of such option will be prohibited after the expiration of five years from the date of grant. The exercise price may be paid in cash or, in the discretion of the Administration Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Administration Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Administration Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 1998 Incentive Plan. In determining which methods a participant may utilize to pay the exercise price, the Administration Committee may consider such factors as it determines are appropriate.

STOCK AWARDS
------------

         The 1998 Incentive Plan authorizes the Administration Committee to grant awards in the form of restricted or unrestricted shares of Common Stock ("Stock Awards"). Such awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Administration Committee deems appropriate including, but not by way of limitation, restrictions on transferability, continued employment and performance goals established by the Administration Committee over a designated period of time.

PERFORMANCE AWARDS
------------------

         The 1998  Incentive  Plan  allows for the grant of  performance  awards which may take the form of shares of Common Stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Administration Committee of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Administration Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Administration Committee. The participant may elect to defer, or the Administration Committee may require the deferral of, the receipt of performance awards upon such terms as the Administration Committee deems appropriate.

STOCK UNITS
-----------

         The Administration Committee may, in its discretion, grant Stock Units to participants. A "Stock Unit" means a notional account representing one share of Common Stock. The Administration Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 1998 Incentive Plan). Upon vesting of a Stock Unit, unless the Administration Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant unless the Administration Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

PERFORMANCE-BASED AWARDS
------------------------

         Certain Awards granted under the 1998 Incentive Plan may be granted in a manner such that the compensation attributable to such Award qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Administration Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one of more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs, or any combination of the foregoing.

         With respect to Performance-Based Awards, the Administration Committee shall establish in writing, (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given period until the Administration Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

OTHER TERMS OF AWARDS
---------------------

         The 1998 Incentive Plan provides that Awards shall not be transferable other than by will or the laws of descent and distribution. The Administration Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the Administration Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts for the benefit of such person or family partnerships. Upon the grant of any Award under the 1998 Incentive Plan, the Administration Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Award as are not inconsistent with the 1998 Incentive Plan. No Award shall be granted under the 1998 Incentive Plan after February 20, 2008. The Board of Directors reserves the right to amend, suspend or terminate the 1998 Incentive Plan at any time, subject to the rights of participants with respect to any outstanding Awards.

         The 1998 Incentive Plan contains provisions for equitable adjustment of Awards in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
---------------------------------------

         The statements in the following paragraphs regarding the principal federal income tax consequences of Awards under the 1998 Incentive Plan or regarding stock options under the Non-Employee Plan, as specified, are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

         Incentive Stock Options. Incentive stock options ("ISOs") granted under the 1998 Incentive Plan are intended to meet the definitional requirements of
Section 422(b) of the Code for "incentive stock options."

         An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options."

         Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period-thereby making a "disqualifying disposition"-the employee would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time).

         An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

         The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.


         Non-Qualified Stock Options. Non-qualified stock options ("NSOs") granted under the 1998 Incentive Plan or under the Non-Employee Plan are options that do not qualify as ISOs. An employee or Outside Director who receives an NSO will not recognize any taxable income upon the grant of such NSO. However, the employee or Outside Director generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of (i) the fair market value of the shares of Common Stock at the time of exercise over (ii) the exercise price.

         As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO (i.e., the "Deferral Period")) for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

         The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an NSO, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

         A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

         If an individual exercises an NSO by delivering shares of Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

         Other Awards. With respect to other Awards under the 1998 Incentive Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

         With respect to Awards under the 1998 Incentive Plan that are settled in shares of Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture-absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")-an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any.

         The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 1998 Incentive Plan will be subject to both wage withholding and other employment taxes.

         The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

         Dividends and Dividend Equivalents. To the extent Awards under the 1998 Incentive Plan earn dividend or dividend equivalents, whether paid currently or credited to an account established under the 1998 Incentive Plan, an individual generally will recognize ordinary income with respect to such dividend or dividend equivalents.

         Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 1998 Incentive Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

         Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options and Performance-Based Awards granted under the 1998 Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).


              APPROVAL OF AMENDMENTS TO 1994 NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN
                                (Proposal No. 4)
              -----------------------------------------------------

         On  April  1,  1998,  the  Board  of  Directors  adopted,   subject  to
stockholder approval, amendments to the Company's 1994 Non-Employee Directors Stock Option Plan (the "Non-Employee Plan") which would increase from 2,500 to 7,500 the number of options to purchase shares a non-employee director would receive on the date of each annual meeting, commencing with the annual meeting to be held May 27, 1998. In assessing the recommendation of the Board of Directors, stockholders should consider that all current directors other than Mr. Ettore, who is not eligible to participate in the Non-Employee Plan, will benefit from the adoption of the amendments to the Non-Employee Plan and thus may be viewed to have a conflict of interest. The primary features of the Non-Employee Plan are summarized under "ELECTION OF DIRECTORS - Compensation of Directors." The full text of the Non-Employee Plan and the proposed amendments thereto are set forth as Exhibit B to this Proxy Statement and the summary of the Non-Employee Plan is qualified by reference thereto.

         Options granted under the Non-Employee Plan are intended to be treated as options which do not qualify as incentive stock options within the meaning of
Section 422 of the Code. See "Certain Federal Income Tax Guidelines - Non-Qualified Stock Options," under "APPROVAL OF 1998 MANAGEMENT STOCK INCENTIVE PLAN (Proposal No. 3)" above, for a brief description of the tax consequences of the grant of options under the Non-Employee Plan.

         The Board of Directors believes that the continued growth and success of the Company will depend, in large part, upon the ability of the Company to retain on its Board of Directors knowledgeable persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business and to provide incentive for such directors to work for the best interests of the Company and its stockholders through ownership of its Common Stock.

         If the amendments to the Non-Employee Plan had been in effect in 1997, each non-employee director would have received an option to purchase 7,500 shares of Common Stock.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING
                  ---------------------------------------------

        Stockholder proposals which are intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the principal executive offices of the Company on or before December 15, 1998. To be eligible for inclusion in the Company's proxy statement and form of proxy relating to such meeting, a proposal must conform to the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder. Any such proposal should be submitted to the attention of David H. Lissy, Secretary, Ames Department Stores, Inc., 2418 Main Street, Rocky Hill, CT 06067-2598.


                         FORM 10-K OR QUARTERLY REPORTS
                         ------------------------------

        To receive additional financial  information about Ames, please write to
Margaret  E.  Wyrwas,  Vice  President,   Corporate  Communications  &  Investor
Relations, MS # 1030, 2418 Main Street, Rocky Hill, CT 06067-2598.


                            EXPENSES OF SOLICITATION
                            ------------------------

        The expenses of solicitation of proxies hereunder will be paid by the Company. Proxies will be solicited by mail. They may also be solicited by directors, officers and employees of the Company (personally, by mail or telephone), but such persons will not be specifically compensated for such services. The Company will reimburse banks, brokers, nominees and other custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding the proxy soliciting materials to their principals.


                                  OTHER MATTERS
                                  -------------

        The Board of Directors does not intend to present any other business at the meeting and knows of no other matter which will be properly presented. If, however, any other matter calling for a vote of stockholders is properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgement on such matters.



                                        By order of the Board of Directors


                                        /s/ David H. Lissy
April 8, 1998                           David H. Lissy,
                                        Secretary

                                                                       Exhibit A

                          AMES DEPARTMENT STORES, INC.

                           1998 STOCK INCENTIVE PLAN


1.       Purpose.

         The Ames Department Stores, Inc. 1998 Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees of Ames Department Stores, Inc. (the "Company") and of any of its subsidiary corporations now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company's key employees with those of its stockholders.

2.       Administration.

         (a) The Plan shall be administered by a committee (the "Committee"), which shall be the Board of Directors of the Company (the "Board"), or, once established, a committee or subcommittee of the Board of Directors appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the
Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

         (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

3.       Participants.

         Participants shall consist of such key employees of the Company and any of its subsidiaries as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

4.       Type of Awards.

         Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Awards, (3) Performance Awards and (4) Stock Units (each as described below, and collectively, the "Awards"). Stock Awards, Performance Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 below. Awards shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.       Common Stock Available Under the Plan.

         (a) Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including Stock Options, granted under this Plan shall be 1,800,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 below.

         (b) Maximum Individual Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 300,000 shares.

         (c) Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Award, Performance Award, or Stock Unit which for any reason are cancelled, terminated without having been exercised, forfeited, settled in cash or delivered to the Company as part or full payment for the exercise of a Stock Option, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards (including the maximum number of shares of Common Stock subject to Stock Options) that any individual participant may receive.

6.       Stock Options.

         (a) In General. The Committee is authorized to grant Stock Options to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or (ii) Stock Options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The Committee may grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

         (b) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant;
provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 17 below) of the Common Stock on the date the option is granted.

         (c) Payment of Exercise Price. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Stock Option agreement.

         (d) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement on the date of grant.

         (e) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are key employees of the Company or any of its subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed the maximum permitted by law. For purposes of the preceding sentence,
(i) Incentive Stock Options shall be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its subsidiaries, unless the option price is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of 5 years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

7.       Stock Awards.

         The Committee is authorized to grant Stock Awards to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

8.       Performance Awards.

         (a) In General. The Committee is authorized to grant Performance Awards to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Performance Awards and the number of shares of Common Stock or Stock Units (as described in Section 10 below) that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

         (b) Adjustment of Performance Targets. With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described in Section 11 below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

         (c) Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

9.       Stock Units.

         (a) In General. The Committee is authorized to grant Stock Units to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

         (b) Payout. Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a Participant has elected to defer payment under Section 10(c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

         (c) Deferral. Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

         (d) Definitions. A "Stock Unit" shall mean a notional account representing one share of Common Stock. A "Dividend Equivalent Right" shall mean the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

10.      Performance-Based Awards.

         (a) In General. All Stock Options granted under the Plan, and certain Stock Awards, Performance Awards, and Stock Units granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as described in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation" (as such term is used in
Section 162(m) of the Code and the  regulations  thereunder)  and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

         (b) Stock Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant should qualify as Performance-Based Awards.

         (c) Other Awards. Stock Awards, Performance Awards, and Stock Units granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee in its sole discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 11(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:

                  (1) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

                  (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

                  (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

         (d) Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

11.      Adjustment Provisions.

         If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code.

12.      Change in Control.

         (a) Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 13(b) below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the exercisability, vesting and/or payout of such Awards.

         (b) Definition. For purposes of this Section 13, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its subsidiaries in effect, "Change in Control" shall have the same definition as the definition of "change in control" contained in such employment agreement or change-in-control agreement, or (ii) if "Change in Control" is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its subsidiaries in effect, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

                  (1) any person or other entity (other than any of the Company's subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries) including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 35 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock");

                  (2) the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;

                  (3) the Company's Common Stock shall cease to be publicly traded (other than a suspension of trading that lasts for a short period of time);

                  (4) the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 60 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or

                  (5) a change in the Company's Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 24(a) below) of the Plan (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

         Notwithstanding anything contained in the Plan to the contrary, a Change in Control of the Company shall not include an initial public offering of the Company.

         (c) Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

13.      Termination of Employment.

         (a) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated due to death or disability:

                  (1) all unvested Stock Awards and all unvested Stock Units held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become vested as of such date;

                  (2) all unexercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire;

                  (3) all exercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of
                           (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire; and

                  (4) all unearned and/or unvested Performance Awards held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such participant as of such date.

         (b) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated by the Company for Cause (as defined in Section 14(f) below), all exercisable and all unexercisable Stock Options, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.

         (c) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated for any reason other than for Cause or other than due to death or disability:

                  (1) all unexercisable Stock Options, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and

                  (2) all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant's employment or (ii) the date the Stock Option would otherwise expire.

         (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

                  (1) any or all unvested Stock Awards and/or any or all unvested Stock Units held by the participant on the date of the participant's death and/or the date of the termination of the participant's employment shall immediately become vested as of such date;

                  (2) any or all unexercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment;

                  (3) any or all exercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment; and/or

                  (4) a participant shall immediately become vested in all or a portion of any earned Performance Unit held by such participant on the date of the termination of the participant's employment, and such vested Performance Unit (or portion thereof) and/or any unearned Performance Unit (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.

         (e) Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 14 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 14(a)(3) above shall only apply if the participant's disability satisfies the requirement of "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         (f) For purposes of this Section 14, (i) if there is an employment agreement between the participant and the Company or any of its subsidiaries in effect, "Cause" shall have the same definition as the definition of "cause" contained in such employment agreement, or (ii) if "Cause" is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its subsidiaries in effect, "Cause" shall include, but is not limited to:

                  (1) any willful and continuous neglect of or refusal to perform the employee's duties or responsibilities with respect to the Company or any of its subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant's ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;

                  (2) the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;

                  (3) intentional provision of services in competition with the Company or any of its subsidiaries, or intentional disclosure to a competitor of the Company or any of its subsidiaries of any confidential or proprietary information of the Company or any of its subsidiaries; or

                  (4) any similar conduct by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its subsidiaries.

14.      Transferability.

         Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution, and/or shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right on the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

15.      Other Provisions.

         Awards  granted  under  the  Plan  may also be  subject  to such  other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the acceleration of exercisability or vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

16.      Fair Market Value.

         For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Common Stock is not readily tradeable, the amount determined in good faith by the Committee as the fair market value of the Common Stock.

17.      Withholding.

         All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

18.      Tenure.

         A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19.      Unfunded Plan.

         Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.      No Fractional Shares.

         No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.      Duration, Amendment and Termination.

         No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 22 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Awards under the Plan; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

22.      Governing Law.

         This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

23.      Effective Date.

         (a) The Plan shall be effective as of the date on which the Plan is adopted by the Board (the "Effective Date"); provided, however, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder. Any Award granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Award shall be cancelled.

         (b) This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

                                                                       Exhibit B

         Below is the text of the Ames Department Stores, Inc. 1994 Non-Employee Directors Stock Option Plan as proposed to be amended pursuant to Proposal
No. 4. Proposed language is underlined and the language to be deleted is set forth in brackets.


                          AMES DEPARTMENT STORES, INC.

                  1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


1.       Purposes.

         Ames Department Stores, Inc. (the "Company") desires to attract and retain the services of outstanding non-employee directors by affording them an opportunity to acquire a proprietary interest in the Company through automatic, non-discretionary awards of stock options ("Options") exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

         The Options offered pursuant to this 1994 Non-Employee Directors Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

         The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the code, respectively.

2.       Amount of Stock Subject to the Plan.

         Options granted under the Plan shall be exercisable for shares of common stock of the Company ("Common Stock"). Initially, and for so long as the Company continues to have authorized Priority Common Stock, par value $.01 per share, and Common Stock, par value $.01 per share ("Ordinary Common Stock"), Options granted under the Plan shall be exercisable for shares of Ordinary Common Stock. If at any time there is more than one class of Common Stock, the Shares (as defined below) shall be the class designated by the Board of Directors pursuant to its authority under Section 4.

         The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the "Shares"), shall not exceed, in the aggregate, 200,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.

         Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to a later-granted Option under the Plan.

3.       Effective Date and Term of the Plan.

         The Plan shall become effective at 5:00 p.m., New York City time, on July 22, 1994 (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting of stockholders within twelve months after the Effective Date, the Plan and any Options granted hereunder shall terminate. The Plan shall terminate at the close of business on July 21, 2004 (the "Termination Date"), unless sooner terminated in accordance with its terms.

4.       Administration.

         The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), which may designate from among its members a committee to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. (References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires.) Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan.

         The determination of the Board of Directors on matters referred to in this Section 4 shall be conclusive.

5.       Eligibility.

         All non-employee directors of the Company (including former officers or former key employees), each of whom (a) has not been an officer or employee of the Company or any subsidiary corporation or parent corporation of the Company for one year prior to the time a grant of Options is made to such person hereunder and (b) is a "disinterested person" as such term is defined in Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be eligible to be granted Options under the Plan ("Eligible Directors").

         The Plan does not create a right in any person to participate in, or be granted Options under, the Plan.

6.       Option Grants.

         On the Effective Date, each Eligible Director then in office shall automatically be granted an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 13), subject to the approval of the Plan by the stockholders of the Company at the 1995 Annual Meeting. Directors elected to the Board subsequent to the Effective Date but prior to the date of the 1995 Annual Meeting may, upon the vote of the Board and subject to the approval of the Plan by the Stockholders of the Company at the 1995 Annual Meeting, be eligible to be granted an Option to purchase up to 2,500 Shares (subject to adjustment as provided in Section 13). Thereafter, effective on the date of each annual meeting of stockholders of the Company during the term of the Plan commencing with the 1996 Annual Meeting of Stockholders, each Eligible Director then in office shall automatically be granted, immediately following each such annual meeting of stockholders of the Company, an Option to purchase 7,500
                                                                           -----
[2,500] Shares (subject to adjustment as provided in Section 13), with the date of the grant to be the date of such annual meeting.

7.       Option Price and Payment.

         The price for each Share purchasable upon exercise of any Option granted hereunder on the Effective Date shall be an amount equal to the fair market value per Share on such date. The price for each Share purchasable upon exercise of any Option granted hereunder on the date of any annual meeting of stockholders during the term of the Plan commencing with the 1996 Annual Meeting of Stockholders shall be an amount equal to the fair market value per Share on the date of grant. For purposes of the Plan, fair market value per Share shall be determined as follows:

         (a) If the Shares are listed on a national securities exchange in the United States or reported on the National Association of Securities Dealers Automated Quotation System-National Market System ("NASDAQ-NMS") on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on the principal national securities exchange or reported on NASDAQ-NMS on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date or reported on NASDAQ-NMS but the Shares are not traded on such date, or such national securities exchange or NASDAQ-NMS is not open for business on such date, the fair market value per Share shall be determined as of the closest date preceding on which the Shares were traded.

         (b) If on the date any Option is granted, a regular, active public market exists (as determined in the sole discretion of the Board of Directors, whose decision shall be conclusive and binding) for the Shares but such Shares are not listed on a national securities exchange in the United States or reported on NASDAQ-NMS, the fair market value per Share shall be deemed to be the average of the closing bid and ask quotations in the over-the-counter market for such Shares in the United States on the date such Option is granted. In the event that there are no bid and ask quotations in the over-the-counter market in the United States for such Shares on the date such Option is granted, the fair market value per Share shall be determined as of the closest preceding date on which such quotations are available. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market." If the Board of Directors determines that a regular, active public market does not exist for the Shares, the Board of Directors shall determine the fair market value per Share in its good faith judgment.

         Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, an optionee may, to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of Common Stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such optionee having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, the fair market value per Share of Common Stock so delivered to be determined as of the date immediately preceding the date on which the Option is exercised in accordance with this Section 7, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

8.       Terms of Options and Limitations on the Right of Exercise.

         To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

         In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred Shares (unless the number purchased is the total balance for which the Option is then exercisable).

         A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

9.       Option Period and Exercise of Options.

         An Option granted to any Eligible Director shall not be exercisable for six (6) months following the date of grant of such Option; provided that for purposes of this sentence only, any Option granted to an Eligible Director prior to stockholder approval of the Plan shall be deemed to have been granted on the date such approval is obtained. Thereafter, the Option shall be exercisable for the period ending ten (10) years from the date of grant of such Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

         Subject to the express provisions of the Plan, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, the proposed form of payment and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 15, 16 and 17 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

10.      Termination of Directorship.

         If an Eligible Director's service as a director of the Company is terminated, any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

         (a) if an Eligible Director holding an outstanding Option dies, including during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) immediately below, such Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Eligible Director's death, by such Eligible Director's legatee, distributee, guardian or legal or personal representative; and

         (b) if the service of an Eligible Director holding an outstanding Option is terminated by reason of (i) such Eligible Director's disability (as described in Section 22(e)(3) of the Code),
                  (ii) voluntary retirement from service as a director of the Company or (iii) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (in which case, such Option shall terminate and no longer be exercisable), such Option shall, to the extent not therefore exercised, remain exercisable at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, subject to the above exceptions thereto stated in this clause (b), and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability.

         In no event, however, shall an Eligible Director be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

11.      Use of Proceeds.

         The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

12.      Non-Transferability of Options.

         An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution. Except to the extent provided above, Options also may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13.      Adjustment of Shares.

         Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of shares for which Options may be granted to any one Eligible Director and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive and binding on the optionee.

14.      Right to Terminate Service.

         The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any director holding Options and shall not impose any obligation on the part of any director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

15.      Purchase for Investment.

         Except as hereinafter provided, the Board of Directors may require the holder of an Option granted hereunder, as a condition to exercise of such Option in the event the Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Board of Directors, in which such holder (a) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws and (b) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) an effective registration statement covering such Shares under the Securities Act and applicable state securities laws or (ii) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

         Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights have not been granted with respect to such Shares.

16.      Issuance of Stock Certificates; Legends; Payment of Expenses.

         The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of Options granted pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Board of Directors, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

         The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses that may be necessitated by the filing or amending of a registration statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such registration statement has been filed by the Company for its own corporate purpose (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares an optionee receives in the registration statement.

         All  Shares  issued  as  provided   herein  shall  be  fully  paid  and
nonassessable to the extent permitted by law.

17.      Listing of Shares and Related Matters.

         If at any time the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

18.      Amendment of the Plan.

         The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made without the approval of the stockholders of the Company that will (a) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Section 13 hereof), (b) modify the provisions of the Plan relating to eligibility, or (c) materially increase the benefits accruing to participants under the Plan. Notwithstanding any other provision hereof, in no event shall the provisions of the Plan be amended more than one time in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

19.      Termination or Suspension of the Plan.

         The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or the suspension of the Plan shall continue after such termination or during such suspension.

20.      Savings Provision.

         With respect to all participants in the Plan, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor provision) under the Exchange Act. To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

21.      Governing Law.

         The Plan, such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time in effect.

22.      Partial Invalidity.

         The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

                          AMES DEPARTMENT STORES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


The undersigned hereby appoints Francis X. Basile, Paul M. Buxbaum, Alan Cohen, Joseph R. Ettore, Richard M. Felner, Sidney S. Pearlman, Laurie M. Shahon, or any of them, attorneys and proxies with full power of substitution, to represent and to vote all of the shares of Common Stock of Ames Department Stores, Inc. standing on the books of the Company in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Ames Corporate Headquarters, Rocky Hill, Connecticut, on Wednesday, May 27, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof, upon the matters set forth on the reverse. A majority of said attorneys and proxies shall be present and voting (or if only one shall be present and voting, then that one) in person or by substitute or substitutes at said meeting, or at any adjournments thereof, and shall have and may exercise all of the powers of said attorneys and proxies hereunder. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 8, 1998, and instructs said attorneys and proxies to vote as set forth on the reverse side of this Proxy.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

           (Continued, and to be signed and dated on the reverse side)



The Board of Directors recommends a vote FOR the items 1, 2, 3, and 4.





---------------------                                             Please mark
   Common Shares                                              X   your votes
                                                                  this way



Item 1 - The election of directors duly nominated:                    WITHHELD
Francis X. Basile; Paul M. Buxbaum; Alan Cohen;               FOR     FOR ALL
Joseph R. Ettore; Richard M. Felner; Sidney S.                [ ]       [ ]
Pearlman; Laurie M. Shahon.


WITHHELD FOR:  (Write that nominee's name in the space provided below.)



Item 2 - The ratification and approval of Arthur
Andersen LLP as independent certified public          FOR    AGAINST    ABSTAIN
accountants and auditors for the fiscal year          [ ]      [ ]        [ ]
ending January 30, 1999.

Item 3 - The approval of the Ames Department
Stores, Inc. 1998 Management Stock Incentive Plan,    FOR    AGAINST    ABSTAIN
as described in the Proxy Statement dated             [ ]      [ ]        [ ]
April 8, 1998.

Item 4 - The approval of an amendment to the
Company's 1994 Non-Employee Directors Stock
Option Plan to increase the number of
shares included in each option grant.                FOR     AGAINST    ABSTAIN
                                                     [ ]       [ ]        [ ]


Item 5 - In their discretion, upon such other matters as may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. If no choice is specified, the proxies will be voted in favor of proposals 1, 2, 3 and 4, and pursuant to Item 5.


Please check this box if you
plan to attend the Annual
Meeting of Stockholders.  [ ]



Signatures(s)                                        Date
             ---------------------------------------     ---------------------

(Where shares are held jointly, each holder must sign. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. If signing as a corporation, please sign the full corporate name by an authorized officer.) PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.